UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2010

UNITED COMMUNITY BANCORP
(Exact Name Of Registrant As Specified In Charter)

United States	0-51800	36-4587081
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

92 Walnut Street,Lawrenceburg, Indiana 47025
(Address Of Principal Executive Offices)(Zip Code)

(812) 537-4822
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K filed on June 9, 2010 by United Community Bancorp (the “Company”) is being filed to revise Item 9.01.

Item 9.01                      Financial Statements and Exhibits

After review of the final closing statement reflecting the assets acquired and the liabilities assumed in United Community Bank’s (the “Bank”) purchase of three branch offices of Integra Bank National Association (“Integra”), the Company, the holding company for the Bank, has determined that none of the conditions that would require financial statements or pro forma financial information under Rules 8-04 and 8-05 of Regulation S-X have been met, and, therefore, financial statements of Integra and pro forma financial information showing the effects of the acquisition are not required to be filed under Items 9.01(a) and 9.01(b) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: July 14, 2010	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer